THE VANTAGEPOINT FUNDS

(the “Fund”)

Supplement dated May 6, 2016 to the Prospectus and Statement of Additional Information

dated May 1, 2016

This supplement provides new information that should be read together with the prospectus,

the statement of additional information (“SAI”) and any other supplements thereto.

At a meeting held on May 2, 2016, Vantagepoint Investment Advisers, LLC (“VIA”) recommended, and the Board of Directors of the Fund (the “Board”) approved, the liquidation and termination of the Investor, Investor M, Class I and Class II Shares (the “Share Classes”) of each series of the Fund that offer such share classes (the “Relevant Series”), followed by the liquidation of each series of the Fund (the “Series”).

The liquidation and termination of each Share Class of the Relevant Series is expected to occur on or about September 16, 2016. The Share Classes will no longer be available for purchase after the close of business on September 2, 2016. Shareholders of the Share Classes may submit requests for redemptions at any time prior to September 16, 2016. Redemption requests that are received on this date will be processed as part of the liquidation.

The liquidations and terminations of the Series are expected to begin on or about October 3, 2016. Shareholders may submit requests for redemptions at any time prior to the date of liquidation. Redemption requests that are received on the liquidation date will be processed as part of the liquidation for that Series. Following the liquidation of each Series, such Series will cease its operations as an investment company and its activities will be limited to those in connection with winding up its affairs.

For information on redeeming shares, please see “Purchases, Exchanges, and Redemptions” starting on page 165 of the prospectus.

Unless shares are held in a tax advantaged account such as an Individual Retirement Account, a redemption or a liquidating distribution may be considered a taxable event. Please consult your tax advisor if your shares are held in a taxable account.

The prospectus as well as the SAI can be found online at www.icmarc.org/vpprospectus. Please call Investor Services toll free at 800-669-7400 for additional information.

Please retain this supplement for future reference.

SUPP-370-201605-1779